UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12a

FERMI INC.

(Name of Registrant as Specified in Its Charter)

VICKSBURG INVESTMENTS MANAGEMENT LLC

TOBY R. NEUGEBAUER

MELISSA A. NEUGEBAUER 2020 TRUST

DAVID A. DAGLIO

CHARLES M. ELSON

SHEILA HOODA

JOHN T. JIMENEZ

JUAN A. PUJADAS

JANET YANG

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

Item 1: On June 29, 2026, Toby R. Neugebauer, together with the other participants named herein, issued a press release:

After Receiving Support From Two Proxy Advisors, Toby Neugebauer To Host Town Hall Webinar Tomorrow, June 30 at 4pm ET, Taking Live, Unscripted Questions From Analysts

Two leading proxy advisory firms recommend shareholders CONSENT to calling a special meeting of shareholders on Neugebauer's GREEN card

Webinar has been moved until after market closes TOMORROW, June 30, at 4:00 PM ET/ 3:00 PM CT/ 9:00 PM BST

Neugebauer continues to extend invitation to Governor Rick Perry, his son Griffin Perry, or Fermi Co-President and COO Jacobo Ortiz to join Town Hall and answer on behalf of Fermi leadership

Neugebauer to host Town Hall regardless, taking analysts questions live, in real time, and on the record; all shareholders and interested parties are invited to attend

DALLAS, June 29, 2026 /PRNewswire/ -- Toby Neugebauer, co-founder and largest shareholder of Fermi Inc. ("Fermi" or the "Company"), today announced that he will host a live Town Hall webinar TOMORROW, June 30, at 4:00 PM ET/ 3:00 PM CT/ 9:00 PM BST. The webinar follows recommendations issued today by two leading proxy advisory firms, Glass, Lewis & Co., LLC ("Glass Lewis") and Egan-Jones Proxy Services ("Egan-Jones"), that shareholders CONSENT to the calling of a special meeting of shareholders (the "Special Meeting") on Neugebauer's GREEN consent card.

Town Hall Webinar

Shareholders and all interested parties are invited to attend tomorrow's Town Hall by registering at the link below.

Neugebauer will answer unscripted tough questions live from unbiased Fermi analysts, providing attendees with clarity and transparency. To date, Governor Rick Perry, his son Griffin Perry, and Fermi Co-President and COO Jacobo Ortiz have ignored their invitation to join and provide answers on behalf of Fermi leadership.

The Company continues to avoid shareholder accountability, as evidenced by Neugebauer's victory in court last week, with the Company now facing expedited discovery over their actions to suppress shareholder rights.

"It is a shame that Gov. Perry, his son, and Jacobo Ortiz have chosen to ignore my offer to join this Town Hall. My only goal is to maximize value to all shareholders, and to do that shareholders need clarity and transparency from both sides. That said, tomorrow, I will take the challenging questions live from analysts myself providing transparency from my perspective about the past, present, and future of the Company," said Toby Neugebauer.

Proxy Advisor Recommendations

On June 29, 2026, leading proxy advisory firms Glass Lewis and Egan-Jones issued reports recommending that shareholders CONSENT to the calling of the special meeting on Neugebauer's GREEN agent designation card.

In its report, Glass Lewis stated that: "Given the high 50% threshold and the fact that the Company has not yet held its first annual meeting, support for the current solicitation is warranted on the limited basis that shareholders should be afforded the opportunity to consider the substantive proposals at the Special Meeting."

Proxy advisory firm Egan-Jones stated in its report that: "Based on the arguments presented in the solicitation materials, there is a reasonable basis to conclude that a consent-based special meeting is advisable at Fermi Inc. as a matter of shareholder process and governance access. This conclusion is grounded in the stated absence of a prior annual shareholder meeting and the proposed meeting would provide shareholders with their first opportunity to vote on board composition and strategic direction."

Neugebauer continues to call for shareholders to return their GREEN agent designation cards by mail or online so that a Special Meeting of Shareholders can be called and shareholders can be empowered to decide the future of Fermi.

For analysts interested in asking live questions on the call, email: contact@unlockfermivalue.com.

For all shareholders and interested parties, preregister today at: https://www.webcaster5.com/Webcast/Page/3166/54223

For more information on the webinar, visit: UnlockFermiValue.com/webinar

To learn more about how to return your GREEN agent designation card, visit: UnlockFermiValue.com/vote

Important Information

Toby Neugebauer and his affiliated entities, Vicksburg Investments Management LLC and Melissa A. Neugebauer 2020 Trust (collectively with Mr. Neugebauer, the "Fermi Founder Parties"), David A. Daglio, Charles M. Elson, John T. Jimenez, Janet Yang, Sheila Hooda and Juan A. Pujadas (collectively, the "Participants") have filed a definitive proxy statement on Schedule 14A, accompanying GREEN agent designation card, and other relevant documents with the SEC in connection with the solicitation of agent designations for calling a special meeting of shareholders to be held as promptly as practicable (the "Special Meeting").

THE PARTICIPANTS STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING THE GREEN AGENT DESIGNATION CARD, THAT HAVE BEEN OR WILL BE FILED BY THE PARTICIPANTS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE OR WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

Mr. Neugebauer beneficially owns 146,516,035 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), composed of (i) Vicksburg Investments Management LLC beneficially owns 44,656,376 shares of Common Stock, (ii) 94,359,659 shares of Common Stock beneficially owned by Melissa A. Neugebauer 2020 Trust, and (iii) 7,500,000 shares of Common Stock underlying restricted stock units held by Mr. Neugebauer that vested in connection with his termination without cause. As of the date hereof, none of the other Participants beneficially own any shares of Common Stock.

Item 2: On June 29, 2026, Toby R. Neugebauer posted the following material to LinkedIn:

Item 3: On June 29, 2026, Toby R. Neugebauer posted the following material to X (formerly known as Twitter):

Item 4: On June 29, 2026, Toby R. Neugebauer posted the following material to LinkedIn:

Item 5: On June 29, 2026, Toby R. Neugebauer posted the following material to X (formerly known as Twitter):

Important Information

Toby Neugebauer and his affiliated entities, Vicksburg Investments Management LLC and Melissa A. Neugebauer 2020 Trust (collectively with Mr. Neugebauer, the “Fermi Founder Parties”), David A. Daglio, Charles M. Elson, John T. Jimenez, Janet Yang, Sheila Hooda and Juan A. Pujadas (collectively, the “Participants”) have filed a definitive proxy statement on Schedule 14A, accompanying GREEN agent designation card, and other relevant documents with the SEC in connection with the solicitation of agent designations for calling a special meeting of shareholders to be held as promptly as practicable (the “Special Meeting”).

THE PARTICIPANTS STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING THE GREEN AGENT DESIGNATION CARD, THAT HAVE BEEN OR WILL BE FILED BY THE PARTICIPANTS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE OR WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

Mr. Neugebauer beneficially owns 146,516,035 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), composed of (i) Vicksburg Investments Management LLC beneficially owns 44,656,376 shares of Common Stock, (ii) 94,359,659 shares of Common Stock beneficially owned by Melissa A. Neugebauer 2020 Trust, and (iii) 7,500,000 shares of Common Stock underlying restricted stock units held by Mr. Neugebauer that vested in connection with his termination without cause. As of the date hereof, none of the other Participants beneficially own any shares of Common Stock.

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